Exhibit 99.1

Investor Relations Contact:	Media Contact:
Robert J. Vill	Jane Randel
Senior Vice President – Finance and Treasurer	Senior Vice President, Corporate Communications
Fifth & Pacific Companies, Inc.	Fifth & Pacific Companies, Inc.
201.295.7515	212.626.3408

FIFTH & PACIFIC COMPANIES, INC. COMPLETES 5 YEAR $350 MILLION AMENDMENT AND RESTATEMENT OF ITS BANK REVOLVING CREDIT FACILITY

New York, NY April 19, 2013 – Fifth & Pacific Companies, Inc. (NYSE:FNP) today announced that it has successfully completed an amendment and restatement of its existing bank revolving credit facility. J.P. Morgan Securities Inc., Bank of America Merrill Lynch, Wells Fargo Capital Finance, LLC and Suntrust Robinson Humphrey, Inc. are the arrangers for the financing under this facility.

The amended terms and conditions include (i) an extension of the maturity date to April 2018; (ii) a decrease in fees and interest rates; (iii) improved advance rates on eligible inventory and (iv) required compliance with a fixed charge coverage ratio if availability under the facility falls below $35.0 million, or 10% of the commitments then in effect. The facility may be used for working capital and general corporate purposes and the refinancing, repayment, repurchase and cash settlements of certain existing indebtedness. Acquisitions and other investments are permitted, subject to certain payment conditions. It will also provide for the issuance of both trade and standby letters of credit.

About Fifth & Pacific Companies, Inc.

Fifth & Pacific Companies, Inc. designs and markets a portfolio of retail-based, premium, global lifestyle brands including Juicy Couture, kate spade, and Lucky Brand. In addition, the Adelington Design Group, a private brand jewelry design and development group, markets brands through department stores and serves jcpenney via exclusive supplier agreements for the Liz Claiborne and Monet jewelry lines and Kohl’s via an exclusive supplier agreement for Dana Buchman jewelry. The Company also has licenses for the Liz Claiborne New York brand, available at QVC and Lizwear, which is distributed through the club store channel. Fifth & Pacific Companies, Inc. maintains a noncontrolling stake in Mexx, a European and Canadian apparel and accessories retail-based brand. Visit www.fifthandpacific.com for more information.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Statements contained in, or incorporated by reference into, this Annual Report on Form 10-K, future filings by us with the Securities and Exchange Commission (“SEC”), our press releases, and oral statements made by, or with the approval of, our authorized personnel, that relate to our future performance or future events are forward-looking statements under the Private Securities Litigation Reform Act of 1995. Such statements are indicated by words or phrases such as “intend,” “anticipate,” “plan,” “estimate,” “target,” “aim,” “forecast,” “project,” “expect,” “believe,” “we are optimistic that we can,” “current visibility indicates that we forecast,” “contemplation” or “currently envisions” and similar phrases. Although we believe that the expectations reflected in these forward-looking statements are reasonable, these expectations may not prove to be correct or we may not achieve the financial results, savings or other benefits anticipated in the forward-looking statements. These forward-looking statements are necessarily estimates reflecting the best judgment of our senior management and involve a number of risks and uncertainties, some of which may be beyond our control, that could cause actual results to differ materially from those suggested by the forward-looking statements, including, without limitation: our ability to continue to have the necessary liquidity, through cash flows from operations and availability under our amended and restated revolving credit facility (as amended to date, the “Amended Facility”), may be adversely impacted by a number of factors, including the level of our operating cash flows, our ability to maintain established levels of availability under, and to comply with the financial and other covenants included in, our Amended Facility and the borrowing base requirement in our Amended Facility that limits the amount of borrowings we may make based on a formula of, among other things, eligible accounts receivable and inventory and the minimum availability covenant in our Amended Facility that requires us to maintain availability in excess of an agreed upon level; restrictions in the credit and capital markets, which would impair our ability to access additional sources of liquidity, if needed; general economic conditions in the United States, Europe and other parts of the world, including the impact of income tax changes and debt reduction efforts in the United States; levels of consumer confidence, consumer spending and purchases of discretionary items, including fashion apparel and related products, such as ours; our ability to successfully implement our long-term strategic plans, including the continued growth of our KATE SPADE brand, our ability to sustain the recent improved performance in our LUCKY BRAND business, our ability to successfully improve the operations and results, creative direction and product offering at our JUICY COUTURE brand, and our ability to expand into markets outside of the US, such as China, Japan and Brazil, and the risks associated with such expansion; changes in the cost of raw materials, labor, advertising and transportation which could impact prices of our products; risks associated with the sale of the LIZ CLAIBORNE family of brands to J.C. Penney Corporation, Inc. and the licensing arrangement with QVC, Inc., including, without limitation, our ability to maintain productive working relationships with these parties and possible changes or disputes in our other brand relationships or relationships with other retailers and existing licensees as a result, and the dependence of our ADELINGTON DESIGN GROUP business on third party arrangements and partners; our ability to anticipate and respond to constantly changing consumer demands and tastes and fashion trends, across multiple brands, product lines, shopping channels and geographies; our ability to attract and retain talented, highly qualified executives, and maintain satisfactory relationships with our employees; risks associated with the costs incurred in conjunction with our withdrawal from a multi-employer pension fund; risks associated with the delay in our previously announced plan to close our Ohio distribution facility and transition to a third-party facility and  our recently announced plan to continue to operate our Ohio distribution facility with a third-party distribution center operations and labor management company to provide distribution operations services, including increased operating expenses, risks related to systems capabilities and risks related to our ability to continue to appropriately staff the Ohio facility; our dependence on a limited number of large US department store customers, and the risk of consolidations, restructurings, bankruptcies and other ownership changes in the retail industry and financial difficulties at our larger department store customers; risks associated with the transition of the MEXX business to an entity in which we hold a minority interest and the possible failure of such entity that may make our interest therein of little or no value and risks associated with the ability of the majority shareholder to operate the MEXX business successfully, which will impact the potential value of our minority interest; our ability to sustain recent improved performance in our LUCKY BRAND business; our ability to successfully improve the operations and results, creative direction and product offering at our JUICY COUTURE brand; our ability to adequately establish, defend and protect our trademarks and other proprietary rights; our ability to successfully develop or acquire new product lines, such as the KATE SPADE SATURDAY line, or enter new markets, such as China, Japan and Brazil or product categories, and risks related to such new lines, markets or categories; the impact of the highly competitive nature of the markets within which we operate, both within the US and abroad; our reliance on independent foreign manufacturers, including the risk of their failure to comply with safety standards or our policies regarding labor practices; risks associated with our buying/sourcing agreement with Li & Fung Limited, which results in a single third party foreign buying/sourcing agent for a significant portion of our products; a variety of legal, regulatory, political and economic risks, including risks related to the importation and exportation of product, tariffs and other trade barriers; our ability to adapt to and compete effectively in the current quota environment in which general quota has expired on apparel products, but political activity seeking to re-impose quota has been initiated or threatened; whether we will be successful operating the KATE SPADE business in Japan and the risks associated with such operation; our exposure to currency fluctuations; risks associated with material disruptions in our information technology systems, both owned and licensed, and with our third-party e-commerce platforms and operations; risks associated with privacy breaches; risks associated with credit card fraud and identity theft; risks associated with third party service providers, both domestic and overseas, including service providers in the area of e-commerce; limitations on our ability to utilize all or a portion of our US deferred tax assets if we experience an “ownership change”; and the outcome of current and future litigation and other proceedings in which we are involved. The list of factors above is illustrative, but by no means exhaustive. All forward-looking statements should be evaluated with the understanding of their inherent uncertainty. All subsequent written and oral forward-looking statements concerning the matters addressed in this press release and attributable to us or any person acting on our behalf are qualified by these cautionary statements. Forward-looking statements are based on current expectations only and are not guarantees of future performance, and are subject to certain risks, uncertainties and assumptions, including those described in this press release, and in the Company’s Annual Report on Form 10-K for the year ended December 29, 2012, filed with the SEC, including in the sections entitled “Item 1A-Risk Factors” and “Statement on Forward Looking Statements.” We may change our intentions, beliefs or expectations at any time and without notice, based upon any change in our assumptions or otherwise. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. In addition, some factors are beyond our control. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.